UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 22, 2020

Enviva Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7200 Wisconsin Ave, Suite 1000 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 657-5660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	EVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry Into a Material Definitive Agreement.

On July 22, 2020, Enviva Partners, LP (the “Partnership”) entered into a First Amendment and Issuing Bank Designation Agreement (the “First Amendment and Issuing Bank Designation Agreement”) by and among the Partnership, the New Issuing Banks (as defined therein) and Barclays Bank plc, pursuant to which Citibank, N.A. and Goldman Sachs Bank USA were designated as Issuing Banks under that certain Amended and Restated Credit Agreement, dated as of October 18, 2018 (as amended by the First Amendment and Issuing Bank Designation Agreement and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Partnership, the Lenders party thereto from time to time, Barclays Bank plc, as Administrative Agent and as Collateral Agent, and the other Persons party thereto. The First Amendment and Issuing Bank Designation Agreement also increased the L/C Commitments available to the Partnership under the Credit Agreement. Unless otherwise specified, all capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the First Amendment and Issuing Bank Designation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this "Current Report") and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	First Amendment and Issuing Bank Designation Agreement by and among the New Issuing Banks party thereto, Enviva Partners, LP and Barclays Bank plc, dated as of July 22, 2020.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA PARTNERS, LP

	By:	Enviva Partners GP, LLC, as its sole general partner
Date: July 24, 2020
	By:	/s/ Jason E. Paral
	Name:	Jason E. Paral
	Title:	Vice President, Associate General Counsel, Chief Compliance Officer and Secretary

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